CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of HXT Holdings, Inc. (the “Company”) on Form 10-K for the period ending September 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

 (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

 (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/Yuanqing Li
Yuanqing Li
Chief Executive Officer
December 29, 2009

/s/Ding Hong Shen
Ding Hong Shen
Chief Financial Officer
December 29, 2009

A signed original of this written statement required by Section 906 has been provided to HXT Holdings, Inc. and will be retained by HXT Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request